UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

OM Asset Management plc

(Exact name of registrant as specified in its charter)

England and Wales	6282	98-1179929
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

5th Floor, Millennium Bridge House

2 Lambeth Hill

London EC4V 4GG, United Kingdom

+44-20-7002-7000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

On October 8, 2014, Old Mutual (US) Holdings Inc. entered into a seed capital management agreement (the “Seed Capital Management Agreement”) with Old Mutual plc (the “Parent”) and certain of its affiliates, Millpencil Limited, Millpencil (U.S.) LP, and MPL (UK) Limited. A detailed description of the Seed Capital Management Agreement is included in Amendment No. 7 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2014 (the “IPO Registration Statement”), under the caption “Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK Following This Offering—Seed Capital Management Agreement”. Such description is hereby incorporated by reference into this Item 1.01. A copy of the Seed Capital Management Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

On October 8, 2014, OM Asset Management plc (the “Company”) entered into a co-investment deed (the “Co-Investment Deed”) with OM Group (UK) Limited (“OMGUK”). A detailed description of the Co-Investment Deed is included in the IPO Registration Statement, under the caption “Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK Following This Offering—Co-Investment Deed.” Such description is hereby incorporated by reference into this Item 1.01. A copy of the Co-Investment Deed is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

On October 8, 2014, the Company entered into an intellectual property license agreement (the “Intellectual Property License Agreement”) with the Parent and Old Mutual Life Assurance Company (South Africa) Ltd. A detailed description of the Intellectual Property License Agreement is included in the IPO Registration Statement, under the caption “Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK Following This Offering—Intellectual Property Licensing Agreement.” Such description is hereby incorporated by reference into this Item 1.01. A copy of the Intellectual Property License Agreement is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

On October 8, 2014, the Company entered into a deferred tax asset deed (the “Deferred Tax Asset Deed”) with OMGUK. A detailed description of the Deferred Tax Asset Deed is included in the IPO Registration Statement, under the caption “Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK Following This Offering—Deferred Tax Asset Deed.” Such description is hereby incorporated by reference into this Item 1.01. A copy of the Deferred Tax Asset Deed is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

On October 8, 2014, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Parent and OMGUK. A detailed description of the Registration Rights Agreement is included in the IPO Registration Statement, under the caption “Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK Following This Offering—Parent Registration Rights Agreement.” Such description is hereby incorporated by reference into this Item 1.01. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.5 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

On October 8, 2014, the Company entered into a shareholder agreement (the “Shareholder Agreement”) with the Parent. A detailed description of the Shareholder Agreement is included in the IPO Registration Statement, under the caption “Certain Relationships and Related Party Transactions—Relationship with Our Parent and OMGUK Following This Offering—Shareholder Agreement.” Such description is hereby incorporated by reference into this Item 1.01. A copy of the Shareholder Agreement is filed herewith as Exhibit 10.6 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

On October 15, 2014, the Company entered into a revolving credit agreement (the “Revolving Credit Agreement”) with certain lenders and Citibank, N.A., as administrative agent, with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint book runners and joint lead arrangers. A detailed description of the Revolving Credit Agreement is included in the IPO Registration Statement, under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources and Liquidity—Future Capital Needs.” Such description is hereby incorporated by reference into this Item 1.01. A copy of the Revolving Credit Agreement is filed herewith as Exhibit 10.7 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

Item 8.01                   Other Events.

On October 15, 2014, the Company issued a press release announcing the completion of the offering of 22,000,000 ordinary shares, all of which were sold by OMGUK, one of its affiliates. A copy of the press release, which has been furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits

10.1

Seed Capital Management Agreement, dated October 8, 2014, by and among Old Mutual (US) Holdings Inc., Old Mutual plc and certain of its affiliates, Millpencil Limited, Millpencil (U.S.) LP, and MPL (UK) Limited.

10.2	Co-Investment Deed, dated October 8, 2014, by and between OM Asset Management plc and OM Group (UK) Limited.

10.3	Intellectual Property License Agreement, dated October 8, 2014, by and among OM Asset Management plc, Old Mutual plc, and Old Mutual Life Assurance Company (South Africa) Ltd.

10.4	Deferred Tax Asset Deed, dated October 8, 2014, by and between OM Asset Management plc and OM Group (UK) Limited.

10.5	Registration Rights Agreement, dated October 8, 2014, by and among OM Asset Management plc, Old Mutual plc, and OM Group (UK) Limited.

10.6	Shareholder Agreement, dated October 8, 2014, by and between OM Asset Management plc and Old Mutual plc.

10.7

Revolving Credit Agreement, dated October 15, 2014, by and among OM Asset Management plc, certain lenders, and Citibank N.A., as administrative agent, with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint book runners and joint lead arrangers.

99.1	Press Release, dated October 15, 2014.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 17, 2014	OM ASSET MANAGEMENT PLC

	By:	/S/ STEPHEN H. BELGRAD
Name: Stephen H. Belgrad
Title: Executive Vice President and Chief Financial Officer